UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2021 (December 31, 2020)

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Broadway, 14th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 3.02 Unregistered Sales of Equity Securities.

On December December 31, 2020, Emerald Holding, Inc. (the “Company”) acquired substantially all of the assets of PlumRiver LLC.

The purchase price paid by the Company at closing for PlumRiver was equal to $34 million, consisting of a cash payment equal to $30 million plus the issuance of an aggregate 805,948 shares of the Company’s common stock (the “Shares”).

The Company issued the Shares in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Such issuance did not involve any public offering or general solicitation, nor were any commissions paid by the Company to any person in connection therewith. The Shares are “restricted securities” within the meaning of the Securities Act and may not be transferred other than pursuant to an effective registration statement under the Securities Act or an applicable exemption from registration.

Item 7.01 Regulation FD Disclosure.

On January 6, 2021, the Company announced the acquisition of PlumRiver, an international provider of software-as-a-service technology through its Elastic Suite B2B platform. A copy of the press release is furnished as Exhibit 99.1 hereto. The purchase price paid by the Company at closing for PlumRiver was equal to $34 million, consisting of a cash payment equal to $30 million plus the issuance of 805,948 Shares. The Company will pay to the seller an additional $2 million in June 2022, plus up to $11 million in contingent payments, subject to the achievement of specified milestones and financial performance results in calendar years 2021 and 2022.  PlumRiver’s revenues for the year-ended December 31, 2020, were equal to approximately $11 million.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description

99.1	Press Release issued by Emerald Holding, Inc. dated January 6, 2021, announcing the acquisition of PlumRiver LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2021		EMERALD HOLDING, INC.

	By:	/s/ Mitchell Gendel
Mitchell Gendel
General Counsel and Corporate Secretary